                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                         CYTOCLONAL PHARMACEUTICS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

        -----------------------------------------------------------------------

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount previously paid:

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   (2)  Form, Schedule or Registration Statement no.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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

                         CYTOCLONAL PHARMACEUTICS INC.
                           9000 HARRY HINES BOULEVARD
                                   SUITE 621
                              DALLAS, TEXAS 75235
                                 (214) 353-2922

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD MONDAY, SEPTEMBER 11, 2000

                                   ----------

Dear Stockholder:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cytoclonal Pharmaceutics Inc., a Delaware corporation (the "Company"), will be held at 9000 Harry Hines Boulevard, Suite 601, Dallas, Texas 75235, on Monday, September 11, 2000, 9:00 a.m., local time (the "Annual Meeting").

     At the Annual Meeting, the stockholders will be requested to act upon the following matters:

          1. To approve an amendment to the Company's certificate of incorporation (the "Certificate of Incorporation") to divide the Board of Directors into three classes;

          2. To elect five directors as follows: two directors to serve a three-year term, two directors to serve a two-year term, and one director to serve a one-year term;

          3. To approve the adoption of an amendment to the Certificate of Incorporation to require that all actions taken by stockholders be taken at an annual or special meeting and not by written consent;


          4. To approve the Company's 2000 Stock Option Plan under which the Company's compensation committee of the Board of Directors may grant incentive stock options and nonqualified stock options to purchase up to 1,500,000 shares of Common Stock, $.01 par value per share (the "Common Stock") of the Company to employees, officers, directors, consultants, and advisors; and


          5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.


     The close of business on July 24, 2000, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). The transfer books of the Company will remain open following the Record Date.


     All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by filing written notice of such revocation with the Secretary of the Company, by submission of a duly executed proxy bearing a later date or by voting in person at the Annual Meeting of Stockholders. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to Cytoclonal Pharmaceutics Inc., 9000 Harry Hines Boulevard, Suite 621, Dallas, Texas 75235, Attention: Daniel Shusterman, Secretary. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                            By Order of the Board of Directors,


                                            DANIEL SHUSTERMAN, J.D.

                                            Secretary

Dallas, Texas

July 24, 2000

                         CYTOCLONAL PHARMACEUTICS INC.
                           9000 HARRY HINES BOULEVARD
                                   SUITE 621
                              DALLAS, TEXAS 75235
                                 (214) 353-2922

                                   ----------

                                PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD MONDAY, SEPTEMBER 11, 2000

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cytoclonal Pharmaceutics Inc., a Delaware corporation (the "Company"), of proxies in the enclosed form for the annual meeting of Stockholders to be held at 9000 Harry Hines Boulevard, Suite 601, Dallas, Texas 75235, on Monday, September 11, 2000, at 9:00 a.m., local time (the "Annual Meeting"), and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The persons named in the enclosed proxy form will vote the shares for which they are appointed in accordance with the directions of the stockholders appointing them. If no instructions are given, the persons named in the proxy solicited by the Board of Directors intend to vote (i) FOR the amendment of the Company's certificate of incorporation ("Certificate of Incorporation") to divide the Board of Directors into three classes, (ii) FOR the nominees for election as directors of the Company named in this Proxy Statement under the caption "Election of Directors," (iii) FOR the amendment to the Company's Certificate of Incorporation requiring that all actions by stockholders be taken at a meeting, and (iv) FOR approval and adoption of the Company's 2000 Stock Option Plan. Any stockholder giving such a proxy has the power to revoke the same at any time before it is voted by (i) filing written notice of such revocation with the Secretary of the Company, (ii) submission of a duly executed proxy bearing a later date or (iii) voting in person at the Annual Meeting of Stockholders. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to Mr. Daniel Shusterman, Secretary, Cytoclonal Pharmaceutics Inc., 9000 Harry Hines Boulevard, Suite 621, Dallas, Texas 75235. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.


     The principal executive offices of the Company are located at 9000 Harry Hines Boulevard, Suite 621, Dallas, Texas 75235. The telephone number of the Company is (214) 353-2922. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to the Company's stockholders is July 31, 2000 (the "Mailing Date").


                               VOTING SECURITIES


     Only holders of the Company's shares of Common Stock, par value $.01 per share (the "Common Stock"), and Series A Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock," and together with the Common Stock, the "Shares"), of record as of the close of business on the Record Date, are entitled to vote at the Annual Meeting. On the Record Date, an aggregate of 16,493,704 Shares were issued and outstanding, consisting of 15,768,907 shares of Common Stock and 724,797 shares of Preferred Stock. Each outstanding share of Common Stock is entitled to one (1) vote on all matters to be acted upon at the Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum. If a quorum is present, a plurality vote of the Shares present, in person or by proxy, at the Annual Meeting and entitled to vote is required for the election of any director in Proposal 2. A majority vote of the issued and outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting is required for (i) approval of the two amendments to the Certificate of Incorporation in Proposal 1 and 3, and
(ii) approval of the Company's 2000 Stock Option Plan. In case a quorum shall not be present at the Annual Meeting, a majority in interest of the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, shall have the power to adjourn such Annual Meeting from time to time, without notice other than announcement at the Annual Meeting until the requisite amount of Shares entitled to vote shall be

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

present. Abstentions are considered Shares present and entitled to vote, and therefore have the same legal effect as a vote AGAINST a matter presented at the Annual Meeting. Any Shares held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority, will be considered as Shares not entitled to vote and will therefore not be considered in the tabulation of the votes. Proxy ballots are received and tabulated by the Company's transfer agent, American Stock Transfer & Trust Co., and certified by the inspector of election.

                      SPECIAL NOTE REGARDING ANTI-TAKEOVER
                       EFFECTS OF PROPOSALS ONE AND THREE

PROPOSED AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION

     The Board of Directors unanimously approved, and recommends stockholder approval of, two proposals to amend the Certificate of Incorporation (collectively, the "Proposed Amendments").

     Specifically, the Proposed Amendments would change the structure of the Board of Directors and the stockholder's ability to change the Board of Directors (the "Staggered Board Amendment"), and (2) permit stockholder actions to be taken only at a meeting of stockholders, rather than by consent in lieu of a meeting (the "Stockholder Meeting Amendment").


     As more fully discussed below, the Board of Directors believes that the Proposed Amendments are in the best interests of the Company stockholders.


GENERAL

     In light of the lack of a large block of stock held in the hands of management, the Board of Directors believes, although it has not been approached by any parties, that the Company may be vulnerable to the threat of an uninvited, non-negotiated takeover attempt. While the Board does not intend to foreclose or discourage reasonable merger proposals, the Board believes that stockholder values can be enhanced by encouraging would-be acquirers to forego hostile public tender offers and negotiate with the Board terms which are fair to all stockholders.

     Although a tender offer or other takeover attempt may be made at a price substantially above the then current market price of the Company's common stock, such offers frequently are made for less than all of the outstanding stock of the target Company and, accordingly, may present stockholders with the alternatives of partially liquidating their investment at a time that may be disadvantageous or retaining an investment in an enterprise under substantially different management with objectives which may not be identical with those of the remaining stockholders. Such concentration of control could also deprive the remaining stockholders of the benefits of listing on the Nasdaq National Market and even of public reporting under the Securities Exchange Act of 1934, as amended.


     At a meeting of the Board of Directors on June 30, 2000 (the "Meeting"), the Board considered several possible approaches to protecting the Company and its stockholders from the foregoing threats. The Board concluded that, for the Company, the best combination of defenses against abusive and coercive takeover tactics in use today would consist of (1) the Staggered Board Amendment, (2) By-Law amendments to permit only the Board of Directors to call a special meeting of stockholders and to require advance notice of stockholder proposals and director nominations (collectively, the "By-Law Amendments"), and (3) the Stockholder Meeting Amendment. At the Meeting, the Board unanimously approved the adoption of the By-Law Amendments. The adoption of the By-Law Amendments require no further action by the stockholders and, accordingly, are being, or have been, implemented. The Amended and Restated By-Laws are set forth at Appendix B (the "By-Laws"). In addition, at the Meeting, the Board unanimously approved the Staggered Board Amendment and the Stockholder Meeting Amendment. The Proposed Amendments to the Certificate of Incorporation require the approval of the stockholders. Consequently, the Board of Directors unanimously approved the recommendation of these proposals for consideration by the stockholders at the Annual Meeting.


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

     None of the actions taken by the Board at the Meeting are in response to any specific proposal or inquiry to acquire control of the Company, and the Board of Directors is not aware of any such contemplated takeover activity.


     While the Board of Directors believes that the By-Law Amendments will offer a first line of defense against abusive and coercive takeover tactics, the Board does not believe that these measures and applicable statutory provisions under Delaware law will necessarily provide adequate protection for minority stockholders without adoption of the Stockholder Meeting Amendment.



     While the Proposed Amendments, individually and collectively, and the By-Law Amendments adopted by the Board of Directors, give added protection to the Company's stockholders, they may also have the effect of making more difficult or discouraging a tender offer or proxy fight, even if such occurrence may be favorable to the interests of some or all of the Company's stockholders. By having the effect of discouraging takeover attempts, the Proposed Amendments also could have the incidental effect of inhibiting (1) certain changes in management (some or all of the members of which might be replaced in the course of a change of control) and (2) the temporary fluctuations in the market price of the Company's Common Stock that might accompany actual or rumored takeover attempts.


     The Board of Directors recognizes that a takeover might in some circumstances be beneficial to some or all of the Company's stockholders, but, nevertheless, believes that the stockholders as a whole will benefit from the adoption of the Proposed Amendments. The Board further believes that it is preferable to act on the Proposed Amendments when they can be considered carefully rather than during an unsolicited bid for control.

     Under Delaware law, each of the Proposed Amendments to the Company's Certificate of Incorporation requires the affirmative vote of the holders of a majority of the Company's issued and outstanding shares of Common Stock entitled to vote at the Meeting. If the stockholders approve either or both of the Proposed Amendments, the Company will file an amendment to the Certificate of Incorporation that reflects the amendments which are approved with the Secretary of State of the State of Delaware. Each of the Proposed Amendments approved by the stockholders would become effective regardless of whether the other Proposed Amendment is adopted.


     The Proposed Amendments are permitted under the Delaware General Corporation Law ("DGCL") and are consistent with the rules of the NASDAQ National Market System, upon which the Company's Common Stock is traded. The amendments are not the result of any specific efforts of which the Company is aware to accumulate the Company's securities or to obtain control of the Company. The Board, which unanimously approved each amendment and recommended that they be submitted to the Company's stockholders for adoption, does not presently contemplate recommending the adoption of any further amendments (beyond those proposed in this proxy statement) to the Certificate of Incorporation or the By-Laws which would affect the ability of third parties to take over or change control of the Company. However, the Board of Directors may wish in the future to review the advisability of adopting other measures that may effect takeovers in the context of applicable law and judicial decisions.



     The full text of each Proposed Amendment for which approval is sought is set forth in Appendix A to this Proxy Statement, and the following summaries of such Proposed Amendments are qualified in their entirety by reference to such Appendix A. Stockholders are urged to read carefully the following description and discussion of the Proposed Amendments and Appendix A to this Proxy Statement before voting on the Proposed Amendments.


EXISTING PROTECTIVE MEASURES AND STATUTORY PROVISIONS


     In addition to the Proposed Amendments and the By-Law Amendments, certain provisions of Delaware law may have the effect of making more difficult and discouraging, to varying degrees and in various circumstances, an attempt to acquire control of the Company without approval of the Board of Directors, even if such acquisition of control may be favorable to the interests of some or all of the Company's stockholders.

     Under Section 2 of Article II of the By-Laws, stockholders are not permitted to call special meetings of stockholders. Consequently, a party interested in attempting to effect certain takeover actions by calling a special meeting to approve such actions is prohibited from doing so. Section 6 of
Article II and Section 2(b) of Article III of the By-Laws require advance notice of stockholder nominations for the election of directors and stockholder proposals, thereby giving the Company advance notice of, and an opportunity to consider and respond to, a takeover attempted through the election of new directors or approval of stockholder resolutions.


     Certain provisions of Delaware law may also have the effect of making more difficult or discouraging attempts to acquire control of the Company without the approval of the Board of Directors. In particular, Section 203 of the DGCL ("Section 203") prohibits certain "Business Combinations" between a publicly-held Delaware Company, such as the Company, and an "Interested Stockholder". The provision is in effect for a period of three years after the date the Interested Stockholder becomes an Interested Stockholder, unless (a) prior to the time the Interested Stockholder became an Interested Stockholder of a target Company, either the proposed Business Combination or the proposed acquisition of stock which would make such Interested Stockholder an Interested Stockholder was approved by that Company's board of directors; (b) in the same transaction in which the Interested Stockholder becomes an Interested Stockholder, the Interested Stockholder acquires at least 85% of the voting stock of that Company (excluding shares owned by directors who are also officers and certain shares held in employee stock plans); or (c) the Interested Stockholder obtains approval of the Business Combination by the target Company's board of directors and the holders of 66 2/3% of the target Company's outstanding voting stock other than shares of voting stock held by the Interested Stockholder. For purposes of Section 203, an "Interested Stockholder" is any person that (a) beneficially owns 15% or more of the outstanding voting stock of the target Company or (b) is an affiliate or associate of the target Company and at any time within the preceding three-year period was the beneficial owner of 15% or more of the outstanding voting stock of the target Company, together, in each case, with the affiliates and associates of such person.

     The "Business Combinations" to which Section 203 applies include: (a) any merger or consolidation of a Company or any of its majority-owned subsidiaries with an Interested Stockholder or any other Company if the merger or consolidation is caused by the Interested Stockholder; (b) certain sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets of the target Company or any of its majority-owned subsidiaries having an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Company and its subsidiaries or of all the outstanding stock of the Company; (c) any issuance or transfer of stock of the Company or any of its majority-owned subsidiaries to the Interested Stockholder with certain exceptions; (d) any transaction involving the target Company or any of its majority-owned subsidiaries that has the effect of increasing the Interested Stockholder's percentage ownership interest in that Company's capital stock, except certain immaterial changes; and (e) most loans or other financial benefits provided by or through the target Company or any of its majority-owned subsidiaries to the Interested Stockholder.

     Section 203 encourages persons interested in acquiring a Company to negotiate in advance with the board of directors because the special stockholder voting requirement imposed by Section 203 can be avoided if such person, prior to acquiring 15% of a Company's voting stock, obtains the approval of the target Company's board of directors for such acquisition or for the proposed Business Combination. In addition, Section 203 provides limited protection against the potential inequities inherent in "two-tier" business combination transactions. Under Section 203, any merger, consolidation or similar transaction following a partial tender offer that has not been approved by a majority of the board of directors requires approval by the holders of at least 66 2/3% of the remaining shares of stock (unless the acquirer obtains 85% or more of the target Company's voting stock (other than excepted shares as discussed above) in such partial tender offer). Furthermore, Section 203 tends to discourage the accumulation of large blocks of stock by third parties which may be disruptive to the stability of a Company's relationships with its employees, customers and major lenders.

POTENTIAL DISADVANTAGES OF THE PROPOSED AMENDMENTS

     The overall effect of the Proposed Amendments, together with the existing By-Law provisions and statutory protections, may be to make more difficult the accomplishment of mergers and similar transactions

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by a person acquiring a substantial stock interest in the Company and to delay the removal of the Company's directors and management, regardless of whether any such transaction or removal was desired by the holders of a majority of the outstanding shares of the Company's Common Stock or that might be advantageous to the Company and its stockholders. In addition, a tender offer at a premium over market price, which might extend to all public shares or might otherwise be favorable to public stockholders, could be discouraged by the Proposed Amendments. The Board of Directors and management may be made more secure in the retention of their positions and may be able to resist changes which the stockholders might otherwise have the power to impose.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors has concluded that the potential benefits of the Proposed Amendments outweigh any possible disadvantages thereof and recommends approval of the Proposed Amendments described in more detail in this Proxy Statement.


     The Proposed Amendments cannot, and are not intended to, prevent a purchase of a majority of the equity securities of the Company nor are they intended to deter bids or other efforts to acquire such securities. Rather, the Board believes that the proposals will discourage disruptive tactics and takeovers at unfair prices or on terms that do not provide all stockholders with the opportunity to sell their stock at a fair price and encourage third parties who may seek to acquire control of the Company to initiate such an acquisition through negotiations directly with the board of directors. Therefore, the Board believes it will be in a better position to protect the interests of all stockholders. Although the proposals are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's-length negotiations with the Board, the overall effect of these proposals may be to discourage a third party from making a tender offer for a portion or all of the Company's securities, whether on a hostile or other basis, even though some or a majority of the Company's stockholders might support such an offer.


     Takeovers or changes in management of the Company which are proposed and effected without prior consultation and negotiation with the Company's management are not necessarily detrimental to the Company and its stockholders. However, the Board feels that the benefits of seeking to protect its ability to negotiate with the proponent of an unfriendly or unsolicited proposal to take over or restructure the Company outweigh the disadvantages of discouraging such proposals.


     Nevertheless, the Proposed Amendments may have negative effects. The proposals will by design make more difficult or discourage a proxy contest, many mergers and tender offers, the assumption of control by a substantial stockholder, and the removal of incumbent management. The proposals may also make more difficult the consummation of a given transaction, such as a merger or tender offer, even if it is favorable to the interests of stockholders. In addition, the existence of these defenses may in the future discourage attempts to gain control of the Company, proxy contests, tender offers, mergers, or other efforts to remove incumbent management. Further, these effects may result even in situations where the only reason for the proposed change of control is the unsatisfactory performance of the present directors.


     Of course, anti-takeover measures have the effect of entrenching or extending the tenure of the incumbent directors and executive officers who proposed such measures. There is always a general concern that, in the face of a proposed takeover, incumbent directors may be motivated to preserve their own positions while being obligated to act in the best interests of the stockholders. Entrenchment of directors and senior management may diminish incentives to improve, and contribute to insulation from responsibility and accountability for, inadequate Company performance. Therefore, the existence of anti-takeover measures may have undesirable consequences.


     Further, the Proposed Amendments could also have the effect of discouraging a third party from making a tender offer otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its stockholders. The Proposed Amendments may also make more difficult or discourage a proxy contest the object of which is unrelated to a change of control of the Company, and will have the effect of making it more difficult to change the composition of the Board of Directors generally.

                                   PROPOSAL 1

TO AMEND THE CERTIFICATE OF INCORPORATION TO DIVIDE THE BOARD OF DIRECTORS INTO
                                 THREE CLASSES.

BACKGROUND


     The By-Laws now provide that the Board of Directors shall be comprised of no less than three (3) Directors and that all Directors are to be elected to the Company's Board of Directors annually for a term of one year. The proposed amendment to the Certificate of Incorporation, as set forth at Appendix A, provides that the Board shall be divided into three classes of directors, each consisting as nearly as possible of one-third of the Board, and for one-third of the Board to be elected each year. In addition, the proposed amendment provides that any vacancy in the Board of Directors resulting from the death, resignation or retirement of a director, or any other cause shall be filled by a majority vote of the remaining directors, though less than a quorum, for a term corresponding to the unexpired term of his predecessor in office.


EFFECT OF THE AMENDMENT


     If the Proposed Amendments are adopted, the Company's directors will be divided into three classes. This will be accomplished at the 2000 Annual Meeting by electing two directors to serve (for a 3-year term) until the 2003 Annual Meeting, by electing two directors to serve (for a 2-year term) until the 2002 Annual Meeting, and by electing the remaining one director to serve (for a 1-year term) until the 2001 Annual Meeting (in each case, until their respective successors are duly elected and qualified). Starting with the 2001 Annual Meeting, only directors of the class whose term is expiring would stand for election, and upon election each such director would serve a three-year term. In other words, eventually only one-third of the Board of Directors would stand for election each year, but would be elected for terms of three years. Since a change in a majority of the Board of Directors could only be accomplished after two successive annual meetings of stockholders, the staggered board of directors provides a degree of continuity of management and the policies formulated by the Board.



     The Board of Directors would retain the ability to determine the number of directors within the limits prescribed by the Certificate of Incorporation and By-laws. In Proposal One, the Company proposes to place a limitation in its Certificate of Incorporation to require a minimum of 3 directors.


REASONS FOR THE AMENDMENT

     The Board of Directors believes that the adoption of Proposal One is advantageous to the Company and its stockholders for a number of reasons. Public companies are potentially subject to attempts by various individuals and entities to acquire significant minority positions in a company with the intent either of obtaining actual control of such company by electing their own slate of directors, or of achieving some other goal, such as the repurchase of their shares by such company at a premium. Public companies also are potentially subject to inadequately priced or coercive bids for control through majority share ownership. These prospective acquirers may be in a position to elect a company's entire board of directors through a proxy contest or otherwise, even though they do not own a majority of the company's outstanding shares at the time.

ADVANTAGES AND DISADVANTAGES

     If Proposal One is approved, a potential acquiror generally could not change a majority of the Company's directors until after two annual meetings of holders, unless such directors were removed for cause. By providing this additional time to the Board of Directors and eliminating the possibility of rapid removal of the Board, the directors of the Company will have the necessary time to most effectively satisfy their responsibility to the Company's stockholders to evaluate any proposal and to assess and develop alternatives without the pressure created by the threat of imminent removal. In addition, Proposal One, by providing that directors will serve three-year terms rather than one-year terms, will enhance continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the Board. As a result, at any given time a majority of the Board of Directors will be knowledgeable and experienced about the Company and its business. The Board believes that this, in turn, will permit it more effectively to represent the interests of all stockholders, including responding to demands or actions by any stockholder or group.


     For the same reasons, however, the adoption of Proposal One may also deter certain mergers, tender offers or other takeover attempts which some or a majority of holders of the Company's voting stock may deem to be in their best interests. The proposed system of electing directors may make it more difficult for stockholders to change directors even where this may be considered desirable. Similarly, due to the smaller number of directors to be elected at each annual meeting the holders of a minority of the shares would be in a less favorable position to elect even a single director. Finally, it is important to note that the proposal would affect how directors of the Company are elected every year, and whether or not the Company is threatened by a hostile takeover.


OTHER MATTERS

     The Board of Directors has no knowledge of any present effort to gain control of the Company or to organize a proxy contest. In addition, there has been no problem in the past or at the present time with the continuity or stability of the Board of Directors. However, the Board of Directors believes that adopting Proposal One is prudent, advantageous and in the best interests of stockholders because it will give the Board more time to fulfill its responsibilities to stockholders and it will provide greater assurance of continuity and stability in the composition and policies of the Board of Directors. The Board of Directors also believes such advantages outweigh any disadvantage relating to discouraging potential acquirers from attempting to obtain control of the Company.

     THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT. ADOPTION OF THE PROPOSED AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES ENTITLED TO BE CAST AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT.

                                   PROPOSAL 2

                             ELECTION OF DIRECTORS


     At the Annual Meeting, five (5) directors will be elected by the stockholders. If Proposal One is adopted, five (5) directors will be elected for the terms set forth below. If Proposal One is not adopted, five (5) directors will be elected to serve until the next annual stockholder meeting or until their successors are elected and qualified. The accompanying form of proxy will be voted "FOR" the election of the nominees listed below to serve as directors unless the proxy contains contrary instructions. Management has no reason to believe that the nominees will not be candidates or will be unable to serve as directors. However, in the event that the nominees should become unable or unwilling to serve as directors, the proxy will be voted "FOR" the election of such persons as shall be designated by the directors.

     The following table sets forth the name and age of each director-nominee and the year during which each individual initially began serving as a director of the Company:

DIRECTOR NOMINEES:

                                                                    YEAR FIRST
                                                                      BECAME
NAME                                                          AGE   A DIRECTOR
----                                                          ---   ----------
Directors Nominated to Serve until the 2003 Annual Meeting (Class I
Directors):
Arthur P. Bollon, Ph.D......................................  57       1991
Ira J. Gelb, M.D.(1)........................................  72       1994

Directors Nominated to Serve until the 2002 Annual Meeting (Class II
  Directors):
Irwin C. Gerson(1)..........................................  70       1995
Walter M. Lovenberg, Ph.D.(1)...............................  65       1995

Director Nominated to Serve until the 2001 Annual Meeting
  (Class III Directors):
Gary E. Frashier(1).........................................  63       1999

---------------

(1) Member of the Audit Committee and the Compensation Committee.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE-NAMED NOMINEES AS DIRECTORS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                             DIRECTORS AND OFFICERS

                                             YEAR BECAME
NAME                                 AGE   OFFICER/DIRECTOR                POSITION
----                                 ---   ----------------                --------
Arthur P. Bollon, Ph.D.............  57          1991         Chairman, President and Chief
                                                                Executive Officer
Gary E. Frashier(1)................  63          1999         Director
Ira J. Gelb, M.D.(1)...............  72          1994         Director
Irwin C. Gerson(1).................  70          1995         Director
Walter M. Lovenberg, Ph.D.(1)......  65          1995         Director
Daniel Shusterman, J.D. ...........  36          1991         Vice President of Operations,
                                                              Treasurer and Chief Financial
                                                                Officer
Dorit Arad, Ph.D...................  47          1999         Executive Vice President of Drug
                                                                Design

---------------

(1) Members of Audit Committee and Compensation Committee

BIOGRAPHICAL INFORMATION:

     Certain information about the officers and directors is set forth below. This information has been furnished to the Company by the individuals named.

     Arthur P. Bollon, Ph.D., a founder of the Company, has served as our Chairman of the Board of Directors, President and Chief Executive Officer since the Company's inception in 1991 and until March 1995, as Treasurer. Dr. Bollon received his Ph.D. from the Institute of Microbiology at Rutgers University and was a Post Doctoral Fellow at Yale University. Dr. Bollon has served as a consultant to a number of major companies, including Merck, Sharp & Dohme and Diamond, Shamrock, and has served on the Board of

Directors and Advisory Boards of several biotechnology companies, including Viragen, Inc., Wadley Biosciences Corp. and American Bio-netics, Inc. From 1987 to 1991, Dr. Bollon served as President and Chief Executive Officer of the Wadley/Phillips Partnership. Prior to that time, he was Director of Genetic Engineering and Chairman of the Department of Molecular Genetics at the Wadley Institutes of Molecular Medicine. In his capacities at the Wadley/Phillips Partnership and Wadley Institutes, Dr. Bollon played a leading role in bringing the technology that forms the basis of the Company from conception to reality.

     Gary E. Frashier commenced serving as a director of the Company on June 28, 1999. Since December 1997, Mr. Frashier has served as Chairman of the Board of Directors of OSI Pharmaceuticals, Inc., "OSIP," a Nasdaq-listed public company engaged in the discovery and development of novel, small-molecule pharmaceutical products for commercialization by the pharmaceutical industry. Mr. Frashier was Chief Executive Officer of OSIP from March 1990 until October 1998. From March 1994 to December 1997, Mr. Frashier also served as Vice Chairman of the Board of OSIP, and was President of OSIP from March 1990 to March 1994. From April 1987 to February 1990, Mr. Frashier served as the President, Chief Executive Officer and director of Genex Corporation, a then publicly-traded biotechnology company specializing in protein engineering. From January 1984 to March 1987, Mr. Frashier served as Chairman and Chief Executive Officer of Continental Water Systems, Inc., a privately-held corporation. Mr. Frashier received his B.S. in chemical engineering from Texas Tech University in 1958 and M.S. in Management from MIT in 1970. Mr. Frashier also serves as a director of Atlantic Biopharmaceutics, Inc. a privately-held company and Maxim Pharmaceuticals, Inc., which is a Nasdaq-listed public company.

     Ira J. Gelb, M.D. has been a director of the Company since April 1994. Dr. Gelb received his M.D. from New York University School of Medicine in 1951. After finishing his training in cardiology at the Mount Sinai Hospital in New York City in 1957, Dr. Gelb continued his association with that institution until his retirement in 1992. During this period, he was appointed Attending Cardiologist and Associate Clinical Professor at the Mount Sinai School of Medicine. Other appointments included Adjunct Associate Clinical Professor of Cardiology at Cornell Medical School, Adjunct Clinical Professor of Cardiology at New York Medical College, Cardiology Consultant at Lawrence Hospital, Bronxville, N.Y. and United Hospital, Portchester, N.Y. Dr. Gelb is a former President of the American Heart Association, Westchester-Putnam Chapter, and was a Senior Assistant Editor with the American Journal of Cardiology from 1968 to 1983, when he became a founding editor of the Journal of the American College of Cardiology, the "JACC". Dr. Gelb continued as a Senior Assistant Editor of JACC until his retirement in 1992. Since that time, he has served on the boards of various pharmaceutical companies. Since 1992, Dr. Gelb has been an Honorary Lecturer at The Mount Sinai School of Medicine. Dr. Gelb has also served as the Clinical Coordinator of Biomedical Programs and Professor of Chemistry & Biochemistry at Florida Atlantic University, "FAU," since 1998, an Adjunct Professor and a member of FAU's Foundation Board since October 1996 and FAU's Steering Committee since 1997. Dr. Gelb has served as a member of the Board of Directors of the American Heart Association, Boca Raton Division since December 1996 and was appointed President in June 1999. In 1998, Boca Raton Community Hospital added Dr. Gelb as a member to its Foundation Board. In November 1998, Dr. Gelb was appointed Voluntary Professor of Medicine at the University of Miami School of Medicine. At present he is Director of Clinical Programs and Clinical Professor, Biomedical Science, Charles E. Schmidt College of Science, Florida Atlantic University and in 1999 was appointed to the advisory board of Cleveland Clinic, Florida.

     Irwin C. Gerson has been a director of the Company since March 1995. From 1995 until December 1998, Mr. Gerson served as Chairman of Lowe McAdams Healthcare and prior thereto had been, since 1986, Chairman and Chief Executive Officer of William Douglas McAdams, Inc., one of the largest advertising agencies in the U.S. specializing in pharmaceutical communications to healthcare professionals. In February 2000 he was inducted into the Medical Advertising Hall of Fame. Mr. Gerson has a B.S. in Pharmacy from Fordham University and an MBA from the NYU Graduate School of Business Administration. He is a director of Andrx Corporation, a Nasdaq-listed public company and Cure.com Inc., a privately held corporation. In 1992, Mr. Gerson received an honorary Doctor of Humane Letters from the Albany College of Pharmacy. Mr. Gerson served as a Trustee of Long Island University, Chairman of The Council of Overseers-Arnold and Marie Schwartz College of Pharmacy, member of the Board of Trustees of the Albany College of

Pharmacy and, from 1967 through 1974, was a lecturer on sales management and pharmaceutical marketing at the Columbia College of Pharmacy. Mr. Gerson also has served as a Member of the Board of Governors, New York Council, American Association of Advertising Agencies, a Director and Chairman of Business Publications Audit, a Director of the Connecticut Grand Opera, and a Director of the Stamford Chamber Orchestra. Mr. Gerson previously served as a director of the foundation of Pharmacists and Corporate Americans for AIDS Education, the Pharmaceutical Advertising Council, Penn Dixie Industries, Continental Steel Corporation, the Nutrition Research Foundation and as a Trustee of the Chemotherapy Foundation.

     Walter M. Lovenberg, Ph.D. has been a director of the Company since August 1995. From 1989 to 1993, Dr. Lovenberg served as Executive Vice President and member of the Board of Directors of Marion Merrell Dow Inc. Dr. Lovenberg also served as the President of the Marion Merrell Dow Research Institute from 1989 to 1993 and Vice President from 1986 through 1989. Prior to joining Marion Merrell Dow in 1958, Dr. Lovenberg was a Senior Scientist and Chief of Biochemical Pharmacology at the National Institutes of Health. Dr. Lovenberg has served as President of Lovenberg Associates, Inc. since 1993. Since 1997, Dr. Lovenberg has served as Chief Executive Officer of Helicon Therapeutics Inc., a private company, and since 1992 and 1995, Dr. Lovenberg has served as a director of Xenometrix, Inc. and Chairman of the Board of Inflazyme Pharmaceutics, Ltd. (which is traded on the Toronto Exchange), respectively. Also, since 1994, Dr. Lovenberg has served as director of OSI Pharmaceuticals, Inc., a Nasdaq-listed public company. Dr. Lovenberg serves on the Scientific Advisory Board of Guilford Pharmaceuticals, Inc. Dr. Lovenberg received a Ph.D. in Biochemistry from George Washington University in 1962 and a B.S. in Biochemistry and an M.S. in Agriculture from Rutgers University in 1958 and 1956, respectively. Dr. Lovenberg, who serves as Executive Editor of Analytical Biochemistry and Editor
(USA) of Neurochemistry International, is a consulting editor to several other scientific journals. Dr. Lovenberg has been the recipient of many awards, including a Fulbright-Hays Senior Scholar Award and a Public Health Service Superior Service Award. Dr. Lovenberg is a member of the American College of Neuropsychopharmacology, the American Society of Neurochemistry and the American Society of Biochemistry and Molecular Biology.

     Daniel Shusterman, J.D. was named our Vice President of Operations in 1994 and Treasurer and Chief Financial Officer in March 1995, after having served as our Director of Operations since he joined us in 1991. Mr. Shusterman received his M.S. degree with an emphasis on biotechnology from the University of Texas in 1988. He was Director of Operations at Wadley/Phillips Partnership for three years prior to joining us. Mr. Shusterman is a registered Patent Agent and received his J.D. from Texas Wesleyan University School of Law in 1993 and has been a member of the Texas bar since 1994. In addition to his role as a V.P. of Operations, Mr. Shusterman is contributing to our implementation of an intellectual property protection and maintenance system.

     Dorit Arad, Ph.D. joined us as Vice President of Drug Design in January 1999 and was named Executive Vice President of Drug Design in December 1999. From 1996 until 1998, Dr. Arad served as Scientific Director at Saturi Medical Research LTD. From 1991 until 1993, Dr. Arad served as a consultant to Teva-Israel Pharmaceutical Industries. In addition, Dr. Arad has served as an instructor and lecturer at Technicon in Haifa, Israel and as a lecturer at the Tel-Aviv University. Dr. Arad is the co-author of a number of scientific articles and papers. Dr. Arad received her B.Sc., M.Sc. and D.Sc. Degrees in Chemistry from Technicon, Haifa, Israel.

MEETINGS OF THE BOARD:

     During the fiscal year ended December 31, 1999, there were four (4) formal meetings of the Board of Directors, three (3) actions by unanimous consent and six (6) informal meetings. The Board of Directors has an Audit Committee and Compensation Committee. During the fiscal year ended December 31, 1999, there were four (4) formal meetings of the Audit Committee and four (4) formal meetings of the Compensation Committee. Each director of the Company attended all Board meetings and committee meetings of which he was a member at such time during the fiscal year ended December 31, 1999.

COMMITTEES OF THE BOARD OF DIRECTORS:

     The Audit Committee serves at the pleasure of the Board of Directors, and is authorized to review proposals of the Company's auditors regarding annual audits, recommend the engagement or discharge of the auditors, review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, to review the scope of the annual audit, to approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and to review and discuss the audited financial statements with the auditors. Its members are Gary E. Frashier, Ira J. Gelb, M.D., Irwin C. Gerson and Walter Lovenberg, Ph.D.

     The Compensation Committee serves at the pleasure of the Board of Directors, and is authorized to establish salaries, incentives and other forms of compensation for officers, directors and certain key employees and consultants, administer the Company's various incentive compensation and benefit plans, including the Company's 1992 Stock Option Plan, 1996 Stock Option Plan and 2000 Stock Option Plan, subject to shareholder's consent and recommend policies relating to such plans. Its members are Gary E. Frashier, Irwin C. Gerson and Walter Lovenberg, Ph.D., and Ira J. Gelb, M.D.

     The Company does not have a formal Stock Option Committee, Nominating Committee or Executive Committee of the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE:

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in beneficial ownership of common stock and other equity securities of the Company. Such officers, directors and greater than 10% beneficial owners are required by the Commission's regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

     Based solely upon the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that Company's officers, directors and greater than 10% beneficial owners have complied with all applicable filing requirements.

                             EXECUTIVE COMPENSATION

     The following summary compensation table sets forth the aggregate compensation paid by the Company to its Chief Executive Officer and to the Company's four (4) other most highly compensated officers whose annual compensation exceeded $100,000 for the fiscal year ended December 31, 1999 (each, a "Named Officer") for services during the fiscal years ended December 31, 1999, 1998 and 1997:

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                          AWARDS
                                                     ANNUAL COMPENSATION               ------------
                                          ------------------------------------------    SECURITIES
                                                                           OTHER        UNDERLYING
NAME AND                                                                COMPENSATION      STOCK
PRINCIPAL POSITION                        YEAR   SALARY($)   BONUS($)      ($)(1)       OPTIONS(#)
------------------                        ----   ---------   --------   ------------   ------------
Arthur P. Bollon, Ph.D..................  1999   $205,988     --           $6,000         25,000
  Chairman, President and                 1998   $186,230     --           $6,000        100,000
  Chief Executive Officer                 1997   $180,856     --           $6,000         95,000
Dorit Arad, Ph.D........................  1999   $101,496     --               --        125,000
  Executive Vice President of Drug
     Design

---------

(1) Consisting of car allowances.

     During the fiscal year ended December 31, 1999, deliberations concerning officer compensation were made by the Company's Compensation Committee.

OPTION GRANTS IN FISCAL 1998:

     The following table sets forth certain information with respect to options granted to the Named Officers during the year ended December 31, 1999:

                     OPTION/SAR GRANTS IN FISCAL YEAR 1999

                                                             INDIVIDUAL GRANTS
                                     -----------------------------------------------------------------
                                      NUMBER OF     PERCENT OF TOTAL
                                      SECURITIES      OPTIONS/SARS
                                      UNDERLYING       GRANTED TO      EXERCISE OR
                                     OPTIONS/SARS     EMPLOYEES IN         BASE
NAME                                  GRANTED(#)    FISCAL YEAR (1)    PRICE ($/SH)   EXPIRATION DATE
----                                 ------------   ----------------   ------------   ----------------
Arthur P. Bollon, Ph.D.,...........     25,000             15             $6.750      August 21, 2009
  Chairman, President and Chief
  Executive Officer
Dorit Arad, Ph.D...................     75,000             45             $7.375      January 4, 2009
  Executive Vice President              50,000             30             $6.000      December 6, 2009
  of Drug Design

----------

(1) Excludes grants to non-employee directors and consultants.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                              NUMBER OF SECURITIES        VALUE OF
                                                                   UNDERLYING          UNEXERCISED IN-
                                                                  UNEXERCISED             THE-MONEY
                                                                OPTIONS/SARS AT        OPTIONS/SARS AT
                                    SHARES                         FY-END(#)              FY-END(#)
                                  ACQUIRED ON      VALUE          EXERCISABLE/          EXERCISABLE/
              NAME                EXERCISE(#)   REALIZED($)      UNEXERCISABLE        UNEXERCISABLE(1)
              ----                -----------   -----------   --------------------   -------------------
Arthur P. Bollon, Ph.D..........       0             0           486,000/84,000      $3,645,000/$630,000
  Chairman, President and Chief
  Executive Officer

----------

(1) Based on the fair market value of the Company's Common Stock on December 31, 1999, as determined by the Company's Board of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     Generally, under the Securities Exchange Act of 1934, a person is deemed to "beneficially own" securities which that person has the right to acquire within 60 days. The following table sets forth certain information regarding the beneficial ownership of our capital stock as of July 24, 2000, by each person deemed to be the beneficial owner of more than 5% of any class of our capital stock, each of our directors and all directors and officers as a group, without naming them. Except as otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares shown below.



                                      COMMON STOCK               SERIES A PREFERRED STOCK
                             ------------------------------   ------------------------------
                             AMOUNT AND NATURE                AMOUNT AND NATURE                PERCENT OF ALL
NAME AND ADDRESS               OF BENEFICIAL     PERCENT OF     OF BENEFICIAL     PERCENT OF       VOTING
OF BENEFICIAL OWNER(1)         OWNERSHIP(2)       CLASS(2)      OWNERSHIP(3)       CLASS(3)    SECURITIES(4)
----------------------       -----------------   ----------   -----------------   ----------   --------------
Roan/Meyers Associates,
  L.L.P.(5)................      2,322,941         14.3%           26,620            3.7%          13.8%
Bruce Meyers(6)............      1,979,228         12.4%           26,620            3.7%          12.1%
Arthur P. Bollon,
  Ph.D.(7).................        692,400          4.2%               --             --            4.1%
Gary E. Frashier(8)........         16,000            *                --             --              *
Ira J. Gelb, M.D.(9).......        128,000            *                --             --              *
Irwin C. Gerson(10)........        124,000            *                --             --              *
Walter M. Lovenberg,
  Ph.D.(11)................        126,500            *                --             --              *
Directors and officers as a
  group (7 persons)(12)....      1,242,900          7.4%               --             --            8.2%


----------

  *  Less than 1%

Except as otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares shown below.

 (1) Except as otherwise indicated, the address of each beneficial owner is c/o the Company, 9000 Harry Hines Boulevard, Suite 621, Dallas, Texas 75235.


 (2) Calculated on the basis of 15,768,907 shares of Common Stock outstanding except that shares of Common Stock underlying options or warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants. This calculation excludes shares of Common Stock issuable upon the conversion of Series A Preferred Stock.



 (3) Calculated on the basis of 724,797 shares of Series A Preferred Stock outstanding.



 (4) Calculated on the basis of an aggregate of 16,493,704 shares of Common Stock and Series A Preferred Stock outstanding except that shares of Common Stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating beneficial ownership of securities of the holder of such options or warrants. This calculation excludes shares of Common Stock issuable upon the conversion of Series A Preferred Stock.



 (5) The address for Roan/Meyers Associates, L.P. ("RMA") (formerly, Janssen-Meyers Associates, L.P.) is 17 State Street, New York, New York 10004. Mr. Bruce Meyers is a 100% stockholder and the sole officer and director of the corporate general partner of RMA. Includes (i) 262,184 shares of Common Stock issuable upon the exercise of 65,546 Unit Purchase Options and underlying C and D Warrants granted to RMA for underwriting services in connection with the Company's initial public offering in November 1995 (the "IPO"), (ii) 81,529 shares of Common Stock issuable upon the exercise of a Unit Purchase Option and underlying Class E Warrants granted to RMA for placement agent services in connection with the Company's April 1998 private placement (the "April 1998 Private Placement") and (iii) the aggregate amount of shares of Common Stock and Series A Preferred Stock beneficially owned by Mr. Meyers. See (6) below.

 (6) Mr. Meyers' address is c/o RMA referenced in note (5) above. Consists of
     (i) 1,774,775 shares of Common Stock, (ii) 101,304 shares of Common Stock issuable upon the exercise of 25,326 Unit Purchase Options and underlying C and D Warrants originally granted to RMA for underwriting services in connection with the IPO, (iii) 33,987 shares of Common Stock issuable upon the exercise of a currently exercisable Unit Purchase Option and underlying Class E Warrants granted to RMA for placement agent services in connection with the April 1998 Private Placement, (iv) 30,563 shares of Common Stock issuable upon the exercise of currently exercisable Class E Warrants, and
     (v) 38,600 shares of Common Stock held by The Meyers Foundation of which Mr. Meyers has voting control. Does not include 26,620 shares of Common Stock issuable upon the conversion of 26,620 shares of Series A Preferred Stock. See note (5) above.



 (7) Ownership consists of 167,400 shares of Common Stock and options to purchase 525,000 shares of Common Stock which are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 120,000 shares of Common Stock not exercisable within 60 days of the date hereof.



 (8) Ownership consists of options to purchase 16,000 shares of Common Stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 59,000 shares of Common Stock not exercisable within 60 days of the date hereof.



 (9) Ownership consists of options to purchase 128,000 shares of Common Stock which are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 26,000 shares of Common Stock not exercisable within 60 days of the date hereof.



(10) Ownership consists of options to purchase 124,000 shares of Common Stock which are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 26,000 shares of Common Stock which are not exercisable within 60 days of the date hereof.



(11) Ownership consists of 2,500 shares of Common Stock, options to purchase 124,000 shares of Common Stock which are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 26,000 shares of Common Stock which are not exercisable within 60 days of the date hereof.



(12) Ownership consists of 199,900 shares of Common Stock and options to purchase an aggregate of 1,043,000 shares of Common Stock which are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 376,000 shares of Common Stock not exercisable within 60 days of the date hereof.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS:

     Since 1992, Arthur P. Bollon, Ph.D. has been employed by the Company as President pursuant to an employment agreement. Such agreement was extended in October 1998 and unless otherwise terminated, such agreement will expire on November 6, 2003. As extended, the agreement provides for the payment to Dr. Bollon of a base salary of $200,000 per year with annual increases of not less that 5% per year. In the event Dr. Bollon's employment is terminated without just cause or due to a Disability (as defined in the employment agreement), the employment agreement provides that Dr. Bollon shall receive severance payments of equal monthly installments at the base rate until the earlier of the expiration of the term or the expiration of 36 months. Dr. Bollon also receives a car expense allowance of $500 per month under the employment agreement. In November 1992, the Company granted Dr. Bollon options to purchase 200,000 shares of Common Stock at an exercise price of $1.65 per share. In April 1996, the Company granted Dr. Bollon options to purchase 50,000 shares of Common Stock at an exercise price of $4.125 per share. In December 1996, the Company granted Dr. Bollon options to purchase 100,000 shares of Common Stock at an exercise price of $2.25 per share. In January 1997, the Company granted Dr. Bollon options to purchase 50,000 shares of Common Stock at an exercise price of $2.375 per share. In June 1997, the Company granted Dr. Bollon options to purchase 20,000 shares of Common Stock at an exercise price of $2.6875 per share. In September 1997, the Company granted Dr. Bollon options to purchase 25,000 shares of Common Stock at an exercise price of $4.3125 per share. In September 1998, the Company granted Dr. Bollon options to purchase 25,000 shares of Common Stock at an exercise price equal to $3.56 per share. In October 1998, the Company granted Dr. Bollon options to purchase 75,000 shares of Common Stock at an exercise price of $4.75 per share. In August 1999, the Company granted Dr. Bollon options to purchase 25,000 shares of common stock at an exercise price of $6.75 per share. In January 2000, the Company granted Dr. Bollon options to purchase 50,000 shares of common stock at an exercise price of $7.438 per share. In January 2000, the Company granted Dr. Bollon options to purchase 25,000 shares of Common Stock at an exercise price of $7.438 per share, subject to approval of the Company's 2000 Stock Option Plan by a majority of the Company's stockholders. All but the January 2000 grant for 25,000 stock options has been registered under the Securities Act. All such options are exercisable to the extent of 40% after six months of continuous employment from the date of grant and to the extent of an additional 20% on and after each of the first three anniversaries of the date of grant with the exception of the January 2000 grant of 25,000 which is exercisable to the extent of 50% after one year of continuous employment from the date of grant and to the extent of the additional 50% on the second anniversary of the date of grant. As of the Record Date, Dr. Bollon has not exercised any of the foregoing options.

     Each of the Company's officers and the Company's principal scientists have entered into confidentiality and patent assignment agreements with the Company.


     Since 1999, Dr. Dorit Arad has been employed by the Company as Vice President for Drug Design pursuant to an employment agreement dated December 31, 1998. Such agreement, which commenced January 4, 1999, is for an initial term of three years and unless otherwise terminated, may be extended for additional twelve month periods indefinitely. The agreement provides for the payment to Dr. Arad of a base salary of $100,000 per year with annual increases of not less that 5% per year. Dr. Arad received a grant of options to purchase 75,000 shares of Common Stock and exercised such shares at a price per share of $7.375. The agreement also provides that Dr. Arad receives up to $5,000 per month for computer laboratory, office and personal expenses incurred on the Company's behalf in Israel. In December 1999, Dr. Arad was promoted to Executive Vice President of Drug Design. Pursuant to such promotion, Dr. Arad received a salary increase to $125,000 per year and a grant of options to purchase 50,000 shares of Common Stock, at an exercise price per share of $6.00.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION:

     The Compensation Committee consists of Gary E. Frashier, Ira J. Gelb, M.D., Irwin C. Gerson and Walter Lovenberg, Ph.D. No member of the Compensation Committee is a current or former officer or employee of the Company. There are no compensation committee interlocks between the Company and any other entities involving any of the officers or directors of such other entities.

INSURANCE FOR INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Company has in effect, with Genesis Insurance Company, through Transamerica Insurance Finance Corporation, under a policy, effective from September 15, 1999 to September 15, 2000 in compensation insurance covering all of its current directors and officers against certain liabilities and reimbursing the Company for obligations which it incurs as a result of its indemnification of such directors and officers. The annual premium $185,000.

COMPENSATION OF DIRECTORS:

     Each director who is not an officer or an employee of the Company (an "Outside Director") received $1,000 per month in compensation through June 1999. Commencing July 1999, each non-employee director will receive $1,500 per month in compensation and commencing March 2000, directors shall receive $500 for each conference call or committee meeting attended and $1,500 for each board meeting attended. During the fiscal year ended December 31, 1999, four (4) Outside Directors each received options to purchase 10,000 shares of common stock, which options are exercisable at $6.75 per share, and $15,000 in compensation. Such options vest 40% commencing six (6) months after the date of grant and 20% on the first three anniversaries after the date of grant. In June 1999, the Company granted Gary E. Frashier, a director of the Company, ten-year options to purchase 50,000 shares of common stock at an exercise price equal to

$6.00 per share. The options to purchase 50,000 shares of common stock granted to Mr. Frashier vest in 20% annual increments, commencing on the one year anniversary of the date of grant. In January 2000, outside directors each received options to purchase 10,000 shares of common stock exercisable at $7.438 per share. In January 2000, Outside Directors received options to purchase 5,000 shares of common stock exercisable at $7.438 per share, subject to the approval of the 2000 Employee Stock Option Plan by a majority of the stockholders. Such options vest 50% commencing one year after the date of grant and 50% on the first anniversary after the date of grant. The exercise price of each share underlying all the above options is equal to the fair market value of the Common Stock on the date of grant. See "Employment Contracts and Termination of Employment and Change-In-Control Arrangements."

THE AUDIT COMMITTEE REPORT

     The Audit Committee currently consists of four members. In connection with the audited financial statements contained in our 1999 Annual Report on Form 10-K, the Audit Committee:

     - reviewed the audited financial statements with management;

     - discussed with our independent auditors, the materials required to be discussed by Statement of Auditing Standard 61, or SAS 61;

     - reviewed the written disclosures and the letter from our independent auditors required by Independent Standards Board No. 1 and discussed with our independent auditors their independence; and

     - based on the foregoing review and discussion, recommended to our Board of Directors that the audited financial statements be included in our 1999 Annual Report on Form 10-K.

Irwin Gerson, Audit Committee Member and Chairman
Walter M. Lovenberg, Ph.D, Audit Committee Member
Gary E. Frashier, Audit Committee Member
Ira J. Gelb M.D., Audit Committee Member

March 1, 2000

BOARD OF DIRECTORS COMPENSATION REPORT

     The Company strives to apply a uniform philosophy to compensation for all of its employees, including the members of its senior management. This philosophy is based on the premise that the achievements of the Company result from the combined and coordinated efforts of all employees working toward common goals and objectives.

     The goals of the Company's compensation program are to align remuneration with business objectives and performance, and to enable the Company to retain and competitively reward officers who contribute to the long-term success of the Company. The Company's compensation program for officers is based on the following principles, which are applicable to compensation decisions for all employees of the Company. The Company attempts to pay its officers competitively in order that it will be able to retain the most capable people in the industry. Information with respect to levels of compensation being paid by comparable companies is obtained from various publications and surveys.

     During the last fiscal year, the compensation of officers consisted principally of salary. Salary levels have been set based upon historical levels, amounts being paid by comparable companies and performance.

  1992 Stock Option Plan

     In October 1992, the Board of Directors of the Company adopted the Cytoclonal Pharmaceutics Inc. 1992 Stock Option Plan (the "1992 Plan") which provides for the awarding of incentive stock options and nonqualified stock options for the Company's Common Stock to selected key employees, directors, consultants and advisors of the Company. The 1992 Plan authorizes the awarding of up to an aggregate of 520,000 stock options for the same number of shares of the Company's Common Stock in the aggregate. The awards under the 1992 Plan are subject to restrictions on transferability, are forfeitable in certain circumstances and are exercisable at such time or times and during such period as shall be set forth in the option agreement evidencing such option. The Company registered the shares of Common Stock issuable under the 1992 Plan with the Commission on a Registration Statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"). As of December 31, 2000, option to purchase 230,000 shares of the Company's common stock have been exercised, no shares are available for future grant and options to purchase 290,000 shares of common stock remain outstanding under the 1992 Plan. The exercise price of such options range from$1.65 to $5.00 per share.

  1996 Stock Option Plan

     In April 1996, the Board of Directors adopted the 1996 Stock Option Plan (the "1996 Plan") which provided for the awarding of incentive and nonqualified stock options to selected key employees, directors, consultants and advisors to the Company to purchase 750,000 of the Company's Common Stock. At an adjournment of the 1998 Annual Stockholder Meeting, the Company's stockholders approved amending the 1996 Plan to increase the number of options available for grant to 1,500,000 for the same number of shares of the Company's Common Stock. The awards under the 1996 Plan are subject to instructions on transferability, are forfeitable in certain circumstances and are exercisable at such time or times and during such period as shall be set forth in the option agreement evidencing such option. As of December 31, 2000, no options were available for future grant, options to purchase 31,800 shares of Common Stock had been exercised and options to purchase 1,468,200 shares remain outstanding under the 1996 Plan. The exercise prices of such options granted so far range from $2.25 to $8.375 per share.

     In consideration for his services as the Company's President and Chief Executive Officer for the fiscal year ended December 31, 1999, Dr. Arthur P. Bollon received compensation consisting of $205,988, a car allowance of $6,000 and incentive stock options to purchase 25,000 of the Company's common stock at an exercise price of $6.75 per share. As a founder and executive officer of the Company, Dr. Bollon's scientific expertise, managerial efforts, ingenuity and leadership are a vital factor to the Company's past and future success, including the following during the fiscal year ended December 31, 1999:

     - Dr. Bollon assisted the Company in the recruitment and hiring of (i) the inventor Dr. Dorit Arad, who has become the Executive Vice President of Drug Design, (ii) Gary E. Frashier to the Board of Directors and (iii) Dr. John Pople, a 1998 Nobel Prize Winner, and Dr. Andrew S. Kende to the Scientific Advisory Board.

     - Dr. Bollon assisted the Company in the negotiation and execution of an agreement with Bristol-Myers Squibb for the production of the drug Paclitaxel (Taxal(R)).

     - Dr. Bollon assisted the Company with (i) the identification of several genes involved in the Taxal biosynthetical pathway and receipt of a patent for the first Taxal biosynthetical pathway identified, (ii) the receipt of broad patent protection for paclitaxel production by microorganisms, (iii) the designing of new compounds as alternatives to paclitaxel, the active ingredient in Taxal, (iv) progress in telomerase ("immortality enzyme") production and development of enzyme inhibitors targeting cancer, degenerative disease, and aging, and (v) discovery of a new form of Taxal resistance which could benefit Taxal treatment and designing of improved Taxal drugs.

     - Dr. Bollon assisted the Company in completing an acquisition of Quantum Core Technology(TM), a technology which assists the Company in computer aided drug design.

     - Dr. Bollon established an alliance with Molecular Simulations, Inc. to optimize the Company's rational drug design efforts for improving diagnostics and therapeutics for cancer and infectious disease such as HIV.

     - Dr. Bollon assisted the Company in receiving the award of a competitive grant from the Texas Higher Education Coordinating Board of the gene technology program at the University of Texas at Dallas.

     - Dr. Bollon was the keynote speaker at the EQUITIES Corporate Presentation, speaking on "What is Being Done About Cancer".

The Compensation Committee
-Gary E. Frashier, Ira J. Gelb, M.D., Irwin C. Gerson and Walter Lovenberg,
Ph.D.

                               PERFORMANCE GRAPH

     The graph below compares the four-year cumulative stockholder total return based upon an initial $100 investment (assuming the reinvestment of dividends) for the Company's shares of Common Stock on the date of the Company's initial public offering on November 2, 1995 with the comparable return for the Nasdaq Market Index and a peer issuer index selected on an industry basis. The peer group index includes 172 biopharmaceutical companies whose common stock has been registered under Section 12 of the Securities Exchange Act of 1934 for at least the time frame set forth in the graph.

     The total stockholder returns depicted in the graph are not necessarily indicative of future performance. The Performance Graph and related disclosure shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the graph and such disclosure by reference.

                           CUMULATIVE TOTAL RETURN OF
                  COMPANY, NASDAQ MARKET INDEX AND PEER GROUP

                                 [PERF. GRAPH]

-------------------------------------------------------------------------------------
                       11/2/95   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
-------------------------------------------------------------------------------------
 Cytoclonal
  Pharmaceutics Inc.   100.00      94.44      47.22     152.78     152.78     166.67
 Nasdaq Market Index   100.00     110.99     136.97     199.02     282.28     253.96
 Peer Group (172
  biopharmaceutical
  companies)           100.00     101.13     125.67     153.73     216.82     382.41

                     ASSUMES $100 INVESTED ON NOV. 02, 1995
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1999

                                   PROPOSAL 3

             PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                TO PROHIBIT STOCKHOLDER ACTION WITHOUT A MEETING


     On June 30, 2000, the Company's Board of Directors adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation, as set forth at Appendix A, to prohibit stockholder action without a meeting (the "Stockholder Meeting Amendment").


     Under current Delaware law and the Company's Certificate of Incorporation any action required or permitted to be taken by the Company's stockholders may be taken without a meeting or notice to all stockholders and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action if it were taken at a meeting of stockholders. The Company's current Certificate of Incorporation provides that prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent must be given to those stockholders who have not consented in writing. The Company's By-Laws do not restrict stockholder action by written consent. The Stockholder Meeting Amendment would prohibit actions by written consent of the stockholders.

     Stockholders should note that the Company's By-Laws were recently amended to allow special meetings of stockholders to be called only by a majority vote of the Board of Directors. As a result, approval of the proposed Stockholder Meeting Amendment would require that stockholder action be taken only at an annual or special meeting of stockholders called by the Board of Directors.

PURPOSE OF THE STOCKHOLDER MEETING AMENDMENT

     Proposals for stockholder action typically involve important issues to all stockholders relating to the Company and its future. Consequently, the Board of Directors believes that such proposals should be considered at a special or annual meeting of stockholders, following notice to all stockholders, where the issues can be discussed by all interested persons. The Stockholder Meeting Amendment is designed to achieve this result by requiring all actions that require the approval of stockholders to be considered at a meeting of stockholders. The notice provisions currently provided in Article II, Section 5 of the Company's By-Laws and the proposed Stockholder Meeting Amendment provide the Board with the opportunity to inform stockholders of a proposed action, together with the Board's recommendation or position with respect to a proposed stockholder action, thereby enabling stockholders to better determine whether they desire to attend the stockholder meeting or grant a proxy to the Board of Directors in connection with the disposition of any such business.

ADVANTAGES AND DISADVANTAGES

     The Board of Directors approved the Stockholder Meeting Amendment because the Directors believe it is in the best interest of all stockholders to be informed of any action to be taken by the stockholders, including approval of a merger or sale of assets. Transactions such as mergers or sales of assets that have not been negotiated or approved by the Board could seriously disrupt the business and management of the Company and result in terms which may be less favorable to the stockholders as a whole than would be available in transactions approved by the Board. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for all of the Company's stockholders.

     Conversely, the Stockholder Meeting Amendment may be disadvantageous to stockholders because it may limit their ability to amend the By-Laws or remove directors pursuant to a written consent. Any such holder or group of holders would have to wait until the annual meeting of stockholders to seek approval for such action. The amendment may also be perceived to be disadvantageous because it could discourage future attempts to acquire control of the Company even though a majority of stockholders may believe it is in their best interests or that they might receive a substantial premium.

POTENTIAL ANTI-TAKEOVER IMPACT

     The proposed Stockholder Meeting Amendment may have the effect of tending to discourage persons from initiating hostile takeover attempts of the Company. The Stockholder Meeting Amendment protects the Company from the use of a written consent by a person, group or entity who has accumulated a majority of the Company's shares and who seeks to affect the makeup of the Board of Directors or who seeks to pass resolutions that might be counter to the interests of the remaining stockholders of the Company. Elimination of the ability to act by written consent may lengthen the amount of time required to take stockholder actions. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of the Company's Common Stock will not be able to amend the By-Laws or remove directors until an annual meeting of stockholders is held. While the Stockholder Meeting Amendment ultimately would not prevent an insurgent stockholder from effecting certain takeover measures, it does ensure that they will not occur without a regular or special meeting of stockholders and consequently without advance notice.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE STOCKHOLDER MEETING AMENDMENT AS DESCRIBED ABOVE AND AS SET FORTH AT APPENDIX A.


                                   PROPOSAL 4
                TO APPROVE THE COMPANY'S 2000 STOCK OPTION PLAN

     As described under "Board of Directors Compensation Report," the Company maintains the 1992 Plan and 1996 Plan. The Board of Directors believe that the availability of stock incentives is an important factor in the Company's ability to not only attract and maintain key employees, directors, officers and consultants but also to give them an added incentive to exert their best efforts on behalf of the Company. As of the Record Date, no options to purchase shares of the Company's Common Stock remained available for grant under the Company's 1992 Plan and 1996 Plan, respectively. The Board of Directors believe that additional shares are needed to provide option grants to key persons during the next two to three years. Accordingly, the Board of Directors adopted the Company's 2000 Stock Option Plan (the "2000 Plan"), set forth at Appendix C, subject to stockholder approval, and reserved 1,500,000 shares of the Company's Common Stock for issuance pursuant to the exercise of options granted under such 2000 Plan.

DESCRIPTION OF THE 2000 PLAN


     At the Annual Meeting, the stockholders entitled to vote will be asked to approve the 2000 Plan, as adopted by the Board of Directors. The 2000 Plan will provide for the grant of ISOs and NQSOs in compliance with the Internal Revenue Code (the "Code") to employees (approximately 20 as of the Record Date), officers (3 as of the Record Date) and directors (5 as of the Record Date) of, and consultants and advisors (approximately 11 as of the Record Date) to, the Company who are expected to contribute to the Company's future growth and success. As of the date of this Proxy Statement, of the 1,500,000 shares of Common Stock to be reserved for issuance upon the exercise of options under the 2000 Plan, options to purchase 116,000 shares of the Company's common stock have been granted subject to approval of the 2000 Plan by a majority of the Company's Stockholder.


     The 2000 Plan shall provide that options granted under such plan generally shall vest 50% on the first anniversary of the date of grant and the remainder 50% on the second anniversary and that the exercise prices of such options shall be determined by the Compensation Committee at the time of grant. However, in the case of ISOs, the exercise price shall be no less than the fair market value of the Company's Common Stock on the date of grant (110% in the case of stockholders owning more than 10% of the Company's voting securities), and shall expire no later than the tenth (10th) anniversary of the date of grant (the fifth (5th) anniversary in the case of stockholders owning more than 10% of the Company's voting securities). Generally, ISOs, to the extent such options are vested, may be exercised within a period of (i) ninety (90) days in the event an optionee ceases to be an employee of the Company, (ii) three (3) months if the optionee dies while in the employ of the Company and (iii) one (1) year if the optionee becomes disabled within the meaning of Section 22(e)(3) of the Code. Generally, NQSOs, to the extent such options are vested, will expire immediately upon the termination of the optionee's employment with the Company; provided, however, such termination is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement. Notwithstanding, an NQSO, to the extent such options are vested, will be exercisable within a period of (i) three (3) months if the optionee dies while in the employ of the Company and (ii) one (1) year if the optionee becomes disabled within the meaning of Section 22(e)(3) of the Code. Pursuant to the 2000 Plan and in compliance with the Code, to the extent that the aggregate fair market value, determined by the date or dates of grant, for which ISOs are first exercisable by an optionee during any calendar year exceeds $100,000, such options shall be treated as NQSOs.


CERTAIN FEDERAL TAX INFORMATION

     The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to options granted pursuant to the 2000 Plan and with respect to the shares of Common Stock of the Company issuable upon the exercise thereof.

ISOS

     In general, an optionee will not recognize regular income upon the grant or exercise of an ISO. The basis of shares transferred to an optionee pursuant to the exercise of an ISO is the price paid for such shares (i.e., the exercise price). Instead, an optionee will recognize taxable income upon the sale of Common Stock issuable upon the exercise of an ISO. Notwithstanding, the exercise of an ISO may subject the optionee to the alternative minimum tax.

     In general, the tax consequences of selling Common Stock issuable upon the exercise of an ISO will vary with the length of time that the optionee holds such Common Stock prior to such sale. An optionee will recognize long-term capital gain or loss equal to the difference between the sale price of the Common Stock and the exercise price if the optionee sells the Common Stock after having had owned it for at least (i) two (2) years from the date the option was granted (the "Grant Date") and (ii) one (1) year from the date the option was exercised (the "Exercise Date").

     However, an optionee will recognize ordinary compensation income and capital gain (if the sale price is greater than exercise price) or loss (if the sale price is less than the exercise price), if the optionee sells the Common Stock issuable upon the exercise of an ISO prior to having had owned it for less than (i) two (2) years from the Grant Date and (ii) one (1) year from the Exercise Date. The capital gain or loss will be treated as long-term capital gain or loss if the optionee has held the Common Stock for more than one (1) year prior to the date of sale.

NQSOS

     As in the case of ISOs, an optionee will recognize no income tax upon the grant of an NQSO. Unlike an ISO, however, an optionee exercising an NQSO will recognize ordinary income tax equal to the excess of the fair market value of the Company's Common Stock on the Exercise Date over the exercise price.

     With respect to the Common Stock issuable upon the exercise of an NQSO, a optionee generally will have a tax basis equal to the fair market value of the stock on the Exercise Date. Upon the subsequent sale of Common Stock issuable upon the exercise of an NQSO, an optionee will recognize a capital gain or loss, assuming the stock was a capital asset in the optionee's hands, equal to the difference between the tax basis of the Common Stock and the amount realized upon disposition; provided, however, that the optionee has owned the Common Stock for a period of one (1) year.

TAX CONSEQUENCES TO THE COMPANY

     The grant of ISOs and NQSOs under the 2000 Plan will have no tax consequences to the Company. Furthermore, in the case of ISOs, the Company will not experience any tax consequences relating to the exercise of ISOs granted under the 2000 Plan nor the exercise thereof. Notwithstanding, the Company generally will be entitled to a business-expense deduction with respect to any ordinary compensation income, including a Disqualifying Disposition or a Section 83(b) Election, upon the exercise of an NQSO; provided, however, that such deduction will be subject to the limitation of Section 162(m) promulgated under the Code.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4 ADOPTING THE COMPANY'S 2000 PLAN, AS SET FORTH AT APPENDIX C, TO GRANT UP TO AN AGGREGATE OF 1,500,000 INCENTIVE STOCK OPTIONS AND NON-QUALIFIED STOCK OPTIONS TO PURCHASE SHARES OF THE COMPANY'S COMMON STOCK TO KEY EMPLOYEES, DIRECTORS, OFFICERS, AND CONSULTANTS.

                                   PROPOSAL 5

                                 OTHER BUSINESS

     The Board of Directors knows of no business which will be presented at the Annual Meeting other than as stated herein and in the Notice of Meeting attached hereto. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters as directed by the Board of Directors.

     The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies.

                     STOCKHOLDER PROPOSALS TO BE PRESENTED
                           AT THE NEXT ANNUAL MEETING

     Stockholder Proposals. Proposals of stockholders intended to be presented at the Company's 2001 Annual Stockholder Meeting (i) must be received by the Company at its offices no later than April 25, 2001, 90 days preceding the one year anniversary of the Mailing Date, (ii) may not exceed 500 words and (iii) must otherwise satisfy the conditions established by the Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

     Discretionary Proposals. Stockholders intending to commence their own proxy solicitations and present proposals from the floor of the 2001 Annual Stockholder Meeting in compliance with Rule 14a-4 promulgated under the Exchange Act of 1934, as amended, must notify the Company before June 9, 2001, 45 days preceding the one year anniversary of the Mailing Date, of such intentions. After such date, the Company's proxy in connection with the 2001 Annual Stockholder Meeting may confer discretionary authority on the Board to vote.

                                    GENERAL


     The Company will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement and other material which may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees may solicit the return of proxies. The Company may reimburse persons holding stock in their names or in the names of other nominees for their expense in sending proxies and proxy material to principals. In addition, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219, the Company's transfer agent, has been engaged to mail proxies on behalf of the Company. Proxies may be solicited by mail, personal interview, telephone and telegraph. The Company has retained Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee not to exceed $7,500, plus reimbursement for out-of-pocket expenses.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO. ALL SUCH REQUESTS SHOULD BE DIRECTED TO MR. DANIEL SHUSTERMAN, SECRETARY, CYTOCLONAL PHARMACEUTICS INC., 9000 HARRY HINES BOULEVARD, SUITE 621, DALLAS, TEXAS 75235.

                                            By Order of the Board of Directors


                                            DANIEL SHUSTERMAN, J.D.

                                            Secretary

Dated: July 24, 2000

                                                                         ANNEX A

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                         CYTOCLONAL PHARMACEUTICS INC.
                             ---------------------

                     PURSUANT TO SECTION 242 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE
                             ---------------------

     Cytoclonal Pharmaceutics Inc., (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in order to amend its Certificate of Incorporation, does hereby certify as follows:

     FIRST: The name of the Corporation is: Cytoclonal Pharmaceutics Inc.

     SECOND: That the Certificate of Incorporation is hereby amended by adding the following as Article ELEVENTH:

          "ELEVENTH: Meetings of holders of shares of stock of each class of the Corporation and of the Board of Directors and of any committee thereof may be held outside the State of Delaware if the by-laws so provide. Except as otherwise provided by law or by this Certificate of Incorporation, all actions of stockholders shall be taken at an annual or special meeting of stockholders of the Corporation. No stockholder action may be taken without a meeting, without prior notice and without a vote. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting as provided by statute if the by-laws of the Corporation so provide. The elections of directors need not be by ballot unless the by-laws of the Corporation so provide. Except as otherwise provided by law, the books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the Corporation. Any notice permitted or required by this Certificate of Incorporation shall be written, signed by the sender and mailed, postage prepaid, in the United States by certified or registered mail."


     THIRD: That the Certificate of Incorporation of the Corporation is hereby amended by adding the following as Article TWELFTH thereto:



          "TWELFTH: The number of directors constituting the Board of Directors shall be determined by resolution of the Board of Directors in accordance with the by-laws, but shall be no more than thirteen (13) nor fewer than three (3). The Board of Directors shall be divided into three classes as nearly equal in number as possible with respect to the first time for which they shall severally hold office. Directors of Class I first chosen shall hold office until the third annual meeting of the shareholders following their election, such annual meeting of the stockholders to be held in 2003; directors of Class II first chosen shall hold office until the second annual meeting following their election, such annual meeting of the stockholders to be held in 2002; and directors of the Class III first chosen shall hold office until the first annual meeting following their election, such annual meeting of the stockholders to be held in 2001. At each annual meeting of stockholders held thereafter, directors shall be chosen for a term of three (3) years to succeed those whose terms expire. Any vacancy in the Board of Directors resulting from the death, resignation or retirement of a director, or any other cause shall be filled by a majority vote of the remaining directors, though less than a quorum, for a term corresponding to the unexpired term of his predecessor in office. Any increase or decrease in the number of directors shall be so apportioned among the classes as to make all classes authorized by the requisite vote of shareholders as nearly equal in number as possible. Any or all of the directors of the Corporation may be removed from office at any time, but only for cause."

     FOURTH: That this amendment has been duly adopted by written consent of the stockholders of the Corporation in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware. Prompt written notice of the adoption of this amendment has been given to those stockholders who have not consented in writing thereto, as provided in Section 228 of the General Corporation Law of the State of Delaware.


     IN WITNESS WHEREOF, the undersigned executive officer of the Corporation has executed this Certificate of Amendment of the Certificate of Incorporation
of Cytoclonal Pharmaceutics Inc. this   day of        , 2000.

                                            CYTOCLONAL PHARMACEUTICS INC.

                                            ------------------------------------
                                            President and Chief Executive
                                            Officer

                                                                         ANNEX B

                          AMENDED AND RESTATED BY-LAWS

                                       OF

                         CYTOCLONAL PHARMACEUTICS INC.
                            (a Delaware Corporation)

                                   ARTICLE I

                                    OFFICES

     SECTION 1. Registered Office. The registered office shall be established and maintained at 32 Loockerman Square, Suite L-100, the City of Dover, in the county of Kent, in the State of Delaware. The name of its registered agent at that address is The Prentice-Hall Corporation System, Inc.

     SECTION 2. Other Offices. The Corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time appoint or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     SECTION 1. Annual Meetings. Annual meetings of stockholders for the election of directors and for such other business as may be stated in the notice of the meeting shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting.

     If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors and they may transact such other corporate business as shall be stated in the notice of the meeting.

     SECTION 2. Special Meetings. Special meetings of stockholders for any purpose or purposes unless otherwise provided by law or by the Certificate of Incorporation, may be called at any time by the vote of a majority of the Board of Directors, at such time and place either within or without the State of Delaware as may be stated in the notice. Stockholders of the Corporation shall not be entitled to call special meetings of stockholders.

     SECTION 3. Voting. Each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation and in accordance with the provisions of these By-Laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder, but no proxy shall be voted after three years from its date unless such proxy provides for a longer period. Upon the demand of the stockholders, the vote for directors and the vote upon any question before the meeting, shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be elected by majority vote as otherwise provided by the Certificate of Incorporation or the laws of the State of Delaware.

     A complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten days prior to, the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     SECTION 4. Quorum. Except as otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding a majority of the stock of the

Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed, but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

     SECTION 5. Notice of Meetings. Except as otherwise provided in these By-Laws, written notice, stating the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote at his address as it appears on the records of the Corporation, not less than ten nor more than sixty days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the stockholders entitled to vote thereat.

     SECTION 6. Submission of Proposals. Any proposal which a stockholder proposes to make at an annual meeting of stockholders of the Corporation shall be made by notice in writing, containing the text of the proposal and a statement that such stockholder intends to make such proposal at the annual meeting, and which shall be delivered or mailed, and received by the Secretary of the Corporation in accordance with Article II, Section 2(b).

                                  ARTICLE III

                                   DIRECTORS

     SECTION 1. Number and Term. The number of directors constituting the entire board shall not be less than three (3) and shall be fixed from time to time by action of the directors, or, if the number is not fixed, the number shall be three (3).

     SECTION 2. Nominations for Election of Directors.

          (a) Nominations for the election of directors at any annual meeting may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations by a stockholder shall be made by notice in writing, delivered or mailed, and received by the Secretary of the Corporation in accordance with Section 2(b) of this Article. Each notice of nomination submitted by a stockholder shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, and (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee.

          (b) Any notice pursuant to Article II, Section 6, and Section 2(a) of this Article III shall be made at least 45 days prior to the date on which the Corporation first mailed its proxy materials for the prior year's annual meeting of stockholders, or, if the Corporation did not have an annual meeting of stockholders in the prior year, 90 days prior to the date of the annual meeting.

     SECTION 3. Resignations. Any director, member of a committee or other officer may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

     SECTION 4. Vacancies. If the office of any director, member of a committee or other officer becomes vacant, the remaining directors in office, though less than a Quorum by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his successor shall be duly chosen.

     SECTION 5. Removal. Except as hereinafter provided, any director or directors may be removed only for cause at any time by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote, at a special meeting of the stockholders called for the purpose and the vacancies thus created may be filled, at the meeting, held for the purpose of removal, by the affirmative vote of a majority in interest of the stockholders entitled to vote.

     SECTION 6. Increase of Number. The number of directors may be increased by the affirmative vote of a majority of the directors, though less than a quorum, or, by the affirmative vote of a majority in interest of the stockholders at the annual meeting or at a special meeting called for that purpose. Pursuant to Article Twelfth of the Certificate of Incorporation, any increase in the number of directors shall be so apportioned among the classes so as to make all classes authorized and nearly as equal in number as possible. Directors may be chosen at such meeting, to hold office until the next annual election and until their successors are elected and qualify.

     SECTION 7. Powers. The Board of Directors shall exercise all of the powers of the Corporation except such, as are by law, or by the Certificate of Incorporation of the Corporation or by these By-Laws conferred upon or reserved to the stockholders.

     SECTION 8. Committees. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act the meeting in the place of any such absent or disqualified member.

     Any such committee, to the extent provided in the resolution of the Board of Directors, or in these By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws of the Corporation; and, unless the resolution, these By-Laws or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

     SECTION 9. Meetings. The newly elected directors may hold their first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after the annual meeting of the stockholders; or the time and place of such meeting may be fixed by consent in writing of all the directors.

     Regular meetings of the directors may be held without notice at such places and times as shall be determined from time to time by resolution of the directors.

     Special meetings of the Board, may be called by the President or by the Secretary on the written request of any two directors on at least two days' notice to each director and shall be held at such place or places as may be determined by the directors, or as shall be stated in the call of the meeting.

     Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, members of the Board of Directors, or any committees designated by the Board of Directors, may participate in a meeting, of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which 2 persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     SECTION 10. Quorum. A majority of the directors shall constitute a quorum for the transaction of business. If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be adjourned.

     SECTION 11. Compensation. Directors shall receive any stated salary for their services as directors as members of committees, but by resolution of the Board a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

     SECTION 12. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the Board, or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

                                   ARTICLE IV

                                    OFFICERS

     SECTION 1. Officers. The officers of the Corporation shall be a President, a Treasurer and a Secretary, all of whom shall be elected by the Board of Directors and who shall hold office until their successors are elected and qualify. In addition, the Board of Directors may elect a Chairman, one or more Vice President; and such Assistant Secretaries and Assistant Treasurers as they may deem proper. None of the officers of the corporation need be directors. The officers shall be elected at the first meeting of the Board of Directors after each annual meeting. More than two offices may be held by the same person.

     SECTION 2. Other Officers and Agents. The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

     SECTION 3. Chairman. The Chairman of the Board of Directors, if elected, shall preside at all meetings of the stockholders and all meetings of the Board of Directors and shall have and perform such other duties as from time to time may be assigned to him by the Board of Directors.

     SECTION 4. President. The President shall be the chief executive officer of the Corporation and shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. He shall have general supervision, direction and control of the business of the Corporation, and, in the absence or non-election of the Chairman of the Board of Directors, shall preside at all meetings of the stockholders and at all meetings of the Board of Directors. Except as the Board of Directors shall authorize the execution thereof in some other manner, he shall execute bonds, mortgages, and other contracts in behalf of the Corporation, and shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer.

     SECTION 5. Vice President. Each Vice President, if elected, shall have such powers and shall perform such duties as shall be assigned to him by the directors.

     SECTION 6. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in the books belonging to the Corporation. He shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

     The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, or the President, taking proper vouchers for such disbursements. He shall render to the President and Board of Directors at the regular meetings of the Board of Directors, or whenever. they may request it, an account of his transactions as Treasurer and of the financial condition of the Corporation. If required by the, Board of Directors, he shall give the Corporation a bond for the faithful discharge of his duties in such amount and with such surety as the board shall prescribe.

     SECTION 7. Secretary. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors, and all other notices required by law or by these By-Laws, and in case of his absence or refusal or neglect so to do, any such notice may be given by any person directed by the President, or by the directors, or stockholders, upon whose requisition the meeting is called as provided in these By-Laws. He shall record all the proceedings of the meetings of the Corporation and of the directors in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the directors or the President. He shall have custody of the seal of the Corporation and shall affix the same to all instruments requiring it, when authorized by the directors or the President, and attest the same.

     SECTION 8. Assistant Treasurers and Assistant Secretaries. Assistant Treasurers, and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the directors.

                                   ARTICLE V

                                 MISCELLANEOUS

     SECTION 1. Certificates of Stock. Certificates of stock, signed by the Chairman or Vice Chairman of the Board of Directors, if they be elected, President or Vice President, and the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary shall be issued to each stockholder certifying the number of shares owned by him in the Corporation. Any or all of the signatures may be facsimiles.

     SECTION 2. Lost Certificates. A new certificate of Stock may be issued in the place of any certificate theretofore issued by the Corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

     SECTION 3. Transfer of Shares. The shares of stock of the Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives and upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the directors may designate by whom they shall be canceled, and new certificates shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made or collateral Security, and not absolutely, it shall be made or collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

     SECTION 4. Stockholders Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment or any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     SECTION 5. Dividends. Subject to the provisions of the Certificate of Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the Corporation as and when they deem expedient. Before declaring any dividend there may be set apart, out of any funds of the Corporation available for dividends, such sum or sums as the directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall deem conducive to the interests of the Corporation.

     SECTION 6. Seal. The corporate seal shall be circular in form and shall contain the name of the corporation, the year of its creation and the words "CORPORATE SEAL DELAWARE." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     SECTION 7. Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

     SECTION 8. Checks. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors.

     SECTION 9. Notice and Waiver of Notice. Whenever any notice is a notice unless expressly so stated, required by these By-Laws to be given, person is not mean and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by statute.

     Whenever any notice whatever is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the Corporation or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE VI

                                   AMENDMENTS

     These By-laws may be altered or repealed and By-Laws may be made at any annual meeting of the stockholders or at any special meeting thereof if notice of the proposed alteration or repeal or By-Law or By-Laws to be made be contained in the notice of such special meeting by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of a majority of the Board of Directors, at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors, if notice of the proposed alteration or repeal, or By-Laws to be made, be contained in the notice of such special meeting.

     SECTION 1. Function. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the Corporation.

                                                                         ANNEX C

                         CYTOCLONAL PHARMACEUTICS, INC.
                             2000 STOCK OPTION PLAN

1. PURPOSE; TYPES OF AWARDS: CONSTRUCTION

     The purpose of the Cytoclonal, Inc. 2000 Stock Option Plan (the "PLAN") is to provide incentives to directors, officers, employees, independent contractors, advisers and consultants of Cytoclonal, Inc. (the "COMPANY") or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to increase their efforts on behalf of the Company and to promote the success of the Company's business. The Plan is intended to permit the Committee (as defined in Section 3 hereof) to issue options totaling 1,500,000 shares of the Company's common stock to directors, officers, employees, independent contractors, advisers and consultants of the Company. The Committee may grant options which shall constitute either "nonqualified stock options" ("NONQUALIFIED STOCK OPTIONS" or "NQSO") or "incentive stock options" ("INCENTIVE STOCK OPTIONS" or "ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2. DEFINITIONS

     As used in this Plan, the following words and phrases shall have the meanings indicated:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Common Stock" shall mean shares of common stock, par value $.01 per share, of the Company.

          (c) "Disability" shall mean the Optionee's incapacity due to physical or mental illness, as a result of which the Optionee shall have been absent from his duties of employment with the Company on a full-time basis for the entire period of three (3) consecutive months, and within thirty (30) days after written notice of termination is given by the Company (which notice may be given within thirty (30) days before or at any time after the end of such three month period) shall not have returned to the performance of such duties on a fulltime basis.

          (d) "Fair Market Value" per share as of a particular date shall mean the value determined by the Committee in its discretion; provided, however, that in the event that there is a public market for the Common Stock, the fair market value is, if available, (i) the closing price of the Common Stock as of the date of grant as reported (in descending order of priority) on (A) a national securities exchange listing the Common Stock, (B) the NASDAQ Stock Market, (C) a national automated quotation system with daily trading volume in the Common Stock in excess of 10,000 shares, or (D) a regional securities exchange listing the Common Stock, or (ii) the average of the closing bid and asked prices of the Common Stock for the previous five trading days.

          (e) "Option" or "Options" shall mean a grant to an Optionee of an option or options to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan shall constitute either Nonqualified Stock Options or Incentive Stock Options, as determined by the Committee.

          (f) "Parent Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (g) "Subsidiary Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (h) "Ten Percent Stockholder" shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary Corporations.

3. ADMINISTRATION

     (a) The Plan shall be administered by a committee (the "COMMITTEE") established by the Board, the composition of which shall at all times consist of two (2) or more individuals who are each members of the Board. If no Committee is appointed by the Board, the functions of the Committee shall be carried out by the Board, provided, however, that if at any time the Corporation has outstanding a class of equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Corporation shall use reasonable efforts to grant, designate or amend any Options hereunder through a committee consisting solely of two or more persons, each of whom shall qualify as (i) a "Non-Employee Director", as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3 ("Rule 16b-3") promulgated under the 1934 Act, and (ii) an "outside director", within the meaning of Section 162(m) of the Code.

     (b) The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by all members of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement (as defined in Section 8) in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member shall be liable for any action or determination made in good faith.

     (c) The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the purchase price of the shares of Common Stock covered by each Option (the "OPTION PRICE"); to determine the persons to whom, and the time or times at which awards shall be granted, (such persons are referred to herein as "OPTIONEES"); to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the agreements (which need not be identical) entered into in connection with awards granted under the Plan; to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, provided, however, that if at any time the Corporation has outstanding a class of equity securities required to be registered under Section 12 of the 1934 Act, the Committee may not delegate any of its responsibilities hereunder to any person who is not both a "Non-Employee Director", as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3, and an "outside director", within the meaning of Section 162(m) of the Code. The Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees.

     (d) The Board shall fill all vacancies, however caused.

     (e) No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

4. ELIGIBILITY

     (a) Awards may be granted to directors, officers, employees, independent contractors, advisers and consultants of the Company. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

     (b) Options designated as ISOs may be granted only to officers and other employees of the Company or any "subsidiary corporation" as defined in Section 424 of the Code. Non-Qualified Stock Options may be granted to any officer, employee, director, independent contractor, adviser, or consultant of the Company or of any Subsidiary Corporation. Non-Qualified Stock Options may be granted to an individual in connection with the hiring or engagement of the individual prior to the date that the individual first performs services for the Company or any Subsidiary Corporation.

5. COMMON STOCK SUBJECT TO THE PLAN

     (a) The maximum number of shares of Common Stock reserved for the grant of Options shall be 1,500,000. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

     (b) If any outstanding award under the Plan should, for any reason expire, be canceled or be terminated, without having been exercised in full, the shares of Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

     (c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee.

6. INCENTIVE STOCK OPTIONS

     Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof:

          (a) Vesting. Options granted shall vest 50% on the first anniversary of the date of grant and the remainder 50% on the second anniversary and the exercise prices of such options shall be determined by the Compensation Committee at the time of grant.

          (b) Value of Shares. The aggregate Fair Market Value (determined as of the date that Incentive Stock Options are granted) of the shares of Common Stock with respect to which Options granted under this Plan and all other option plans of the Company and any Parent or Subsidiary Corporation that become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

          (c) Ten Percent Stockholders. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

7. NONQUALIFIED STOCK OPTIONS

     Options granted pursuant to this Section 7 are intended to constitute Non-Qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

8. TERMS AND CONDITIONS OF OPTIONS

     Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Optionee in such form as the Committee shall from time to time approve (the "OPTION AGREEMENT"), which Option Agreement shall be subject to and set forth the following terms and conditions:

          (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the option relates.

          (b) Type of Option. Each Option Agreement shall specifically state whether the Option constitutes a Non-Qualified Stock Option or an Incentive Stock Option.

          (c) Option Price. The option price or prices of shares of the Company's Common Stock for options designated as Non-Qualified Stock Options shall be as determined by the Committee, but in no event shall the option price be less than the minimum legal consideration required therefor under the laws of the State of Delaware or the laws of any jurisdiction in which the Company or its successors in interest may be organized. The option price or prices of shares of the Company's Common Stock for ISOs shall be the Fair Market Value of such Common Stock at the time the option is granted as determined by the Committee.

          (d) Method and Time of Payment. Each Option Agreement shall require that the Option Price be paid in full, at the time of exercise of an Option, in cash, by certified or cashier's check.

          (e) Term and Exercisability of Options. Except as otherwise provided in this Section 8 or Section 9 hereof or unless otherwise determined by the Committee and set forth in the Option Agreement, at the discretion of the Committee, options may become exercisable in such number of cumulative installments as the Committee may establish, provided, however, no option may be exercisable until at least six months and one day from the date of grant provided, however, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. Except as specifically provided in Sections 8(f) and 8(g) hereof, all Options shall expire ten (10) years from the date of grant of such Option (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) or on such earlier date as may be prescribed by the Committee and set forth in the Option Agreement. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent; provided, however, that an Option may not be exercised at any one time as to fewer than 25 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 25).

          (f) Termination of Employment. Except as provided in this Section 8(f) and in Sections 8(e) and (g) hereof, each Option granted hereunder shall expire, to the extent not theretofore exercised, sixty (60) days after the date the Optionee ceases to be employed by the Company or any of its Parent or Subsidiary Corporations (or on such other date as may be prescribed by the Committee and set forth in any Option Agreement).

          (g) Death or Disability of Optionee. If an Optionee shall die while employed by the Company or a Parent or Subsidiary Corporation (or within such longer period as the Committee may have provided pursuant to Section 8(f) hereof), or if the Optionee's employment shall terminate by reason of Disability, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within three (3) months after the date of death or one (1) year after the date of Disability of the Optionee; provided, however, that the Committee may, in any Option Agreement, extend such period of exercisability. In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such option.

          (h) Other Provisions. The Option Agreements evidencing Options under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine.

9. EFFECT OF CERTAIN CHANGES

     (a) If there is any change in the shares of Common Stock through the declaration of extraordinary dividends, stock dividends, re-capitalization, stock splits, or combinations or exchanges of such shares, or in the event of a sale of all or substantially all of the assets of the Company (an "ASSET SALE"), or the merger or consolidation of the Company with or into another corporation (a "MERGER"), or in the event of other similar transactions, the Committee shall promptly make an appropriate adjustment to the number and class of shares of Common Stock available for awards, to the number of shares covered by outstanding awards after the effective date of such transaction, and, if applicable, to the price thereof; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

     (b) In the event of the dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off or in the event of other similar transactions, the Committee may provide that:

          (i) the Optionee of any Option shall have the right to exercise such Option; and/or

          (ii) each Option granted under the Plan shall terminate as of a date to be fixed by the Committee, and that not be less than thirty (30) days notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise (to the extent exercisable) with respect to such Option all or any part of the shares of Common Stock covered thereby.

     (c) In the event of an Asset Sale or a Merger, any award then outstanding may be assumed or an equivalent award may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If such successor corporation does not agree to assume the award or to substitute an equivalent award, the Board may, in lieu of such assumption or substitution, provide for the realization of such outstanding award in the manner set forth in subsections 9(b)(i) or 9(b)(ii) above.

     (d) In the event of a change in the Common Stock of the Company as presently constituted that is limited to a change of all of its authorized shares of Common Stock into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

     (e) Except as hereinbefore expressly provided in this Section 9, the Optionee of an award hereunder shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, Merger or spin-off of assets or stock of another company; and any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an award. The grant of an award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets or engage in any similar transactions.

10. PERIOD DURING WHICH OPTIONS MAY BE GRANTED

     Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

11. NONTRANSFERABILITY OF AWARDS

     The right of any Optionee to exercise any option granted to him or her shall not be assignable or transferable by such Optionee otherwise than by will or the laws of descent and distribution, or pursuant to a domestic relations order, and any such option shall be exercisable during the lifetime of such Optionee only by him; provided, however, that the Committee may permit the further transferability on a general or specific basis and may impose conditions and limitations on any permitted transferee. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the Optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, except as provided above with respect to Non-Qualified Stock Options, trustee process or similar process, whether legal or equitable, upon such option.

12. BENEFICIARY

     An Optionee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Optionee, the executor or administrator of the Optionee's estate shall be deemed to be the Optionee's beneficiary.

13. AGREEMENT BY OPTIONEE REGARDING WITHHOLDING TAXES

     If the Committee shall so require, as a condition of exercise of an Option granted hereunder, each Optionee shall agree that no later than the date of exercise, the Optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of an Option. To the extent provided in the applicable Option Agreement, such payment may be made by the Optionee with shares of Common Stock (whether previously owned by, or issuable upon the exercise of an Option awarded to, such Optionee) having a Fair Market Value equal to the amount of such taxes. Alternatively, the Committee may provide that an Optionee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of an Option from any payment of any kind due to the Optionee.

14. RIGHTS AS A STOCKHOLDER

     An Optionee or a transferee of an award shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9 hereof.

15. NO RIGHTS TO EMPLOYMENT

     Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

16. APPROVAL OF STOCKHOLDERS

     The Plan, and any grants of Options thereunder, shall be subject to approval by the holder(s) of a majority of the issued and outstanding shares of the Company's capital stock which are entitled to vote on the subject matter thereof and are present in person or represented by proxy at a duly-called meeting of the stockholders of the Company which approval must occur within one year after the date that the Plan is adopted by the Board. In the event that the stockholders of the Company do not approve the Plan at a meeting of the stockholders at which such issue is considered and voted upon, then, upon such event, this Plan and all rights hereunder or under any Option Agreement entered into in connection herewith shall immediately terminate and no Optionee (or any permitted transferee thereof) shall have any remaining rights under the Plan.

17. AMENDMENT AND TERMINATION OF THE PLAN

     The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that any amendment that would materially increase the aggregate number of shares of Common Stock as to which awards may be granted under the Plan or materially increase the benefits accruing to Optionees under the Plan or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the holders of a majority of the Common Stock issued and outstanding, except that any such increase or modification that may result from adjustments authorized by Section 9 hereof shall not require such approval. Except as provided in Section 9 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, without the express written consent of the Optionee.

18. COMPLIANCE WITH SECTION 16(b)

     In the case of Optionees who are or may be subject to Section 16 of the 1934 Act, it is the intent of the Company that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Optionees who are or may be subject to Section 16 of the 1934

19. RESTRICTIONS ON ISSUE OF SHARES

     (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares of Common Stock covered by the exercise of an option and the delivery of a certificate for such shares of Common Stock until the delivery or distribution of any shares of Common Stock issued under this Plan complies with all applicable laws (including without limitation, the Securities Act of 1933, as amended), and with the applicable rules of any stock exchange upon which the shares of Common Stock of the Company are listed or traded.

     (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with all applicable legal and regulatory requirements within a reasonable time, except that the Company shall be under no obligation to qualify shares of Common Stock or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares of Common Stock in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

20. LOANS

     The Company may make loans to Optionees to permit them to exercise options. If loans are made, the requirements of all applicable Federal and state laws and regulations regarding such loans must be met.

21. MODIFICATION OF OUTSTANDING OPTIONS

     The Committee may authorize the amendment of any outstanding option with the consent of the Optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.

22. RESERVATION OF STOCK

     The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

23. LIMITATION OF RIGHTS IN THE OPTION SHARES

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to an Optionee, to the address as appearing on the records of the Company.

24. GOVERNING LAW

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

25. EFFECTIVE DATE AND DURATION OF THE PLAN

     This Plan shall, subject to Section 16 hereof, be effective as of June 30, 2000, the date of its adoption by the Board of Directors, and shall terminate on the later of (a) the tenth anniversary of the date so determined or (b) the last expiration of awards granted hereunder.

PROXY

                          CYTOCLONAL PHARMACEUTICS INC.
           9000 HARRY HINES BOULEVARD, SUITE 621, DALLAS, TEXAS 75235

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Arthur P. Bollon, Ph.D. and Daniel Shusterman, J.D. as proxies ("Proxies"), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the entitled voting stock of Cytoclonal Pharmaceutics Inc., a Delaware Company (the "Company"), held of record by the undersigned on July 24, 2000, at the Annual Meeting of Stockholders to be held at 9000 Harry Hines Boulevard, Suite 601, Dallas, Texas 75235, on Monday, September 11, 2000, 9:00 a.m., local time or any adjournment thereof.



                                                                     SEE REVERSE
                                                                         SIDE

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE

                                                       FOR     AGAINST   ABSTAIN
1. To approve an amendment to the Company's            [ ]       [ ]       [ ]
   certificate of incorporation (the
   "Certificate of Incorporation") to divide the Board of Directors into three classes.


                                          NOMINEES: Arthur P. Bollon, Ph.D.
                    FOR      WITHHELD               Ira J. Gelb, M.D.
2. Election of      [ ]        [ ]                  Irwin C. Gerson
   Directors.                                       Walter M. Lovenberg, Ph.D.
                                                    Gary E. Frashier
For, except vote withheld from the
following nominee(s):


-----------------------------------


3. To approve an amendment to the Certificate          [ ]       [ ]       [ ]
   of Incorporation to require that all
   action by Stockholder must be taken at an annual or special meeting of stockholders and not by written consent.

4. APPROVAL OF THE COMPANY'S 2000 STOCK                [ ]       [ ]       [ ]
   OPTION PLAN


   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 4.



SIGNATURE(S)                                                     DATE
            ----------------------------------------------------      ----------

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT
      TENANTS, BOTH SHOULD SIGN. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a Company, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.